EXHIBIT 24(b)


            CONSENT OF PREDECESSOR INDEPENDENT PUBLIC ACCOUNTANTS


       As independent public accountants, we hereby consent to the incorporation of our report (dated February 10, 1992) included in this Form 10-K, into the Company's previously filed Registration
Statements on Form S-8 File Nos. 33-35353 and 33-21903.


                                           ARTHUR ANDERSEN &  CO.

Los Angeles, California
March 29, 1994